Exhibit 21.1
ESSEX PROPERTY TRUST, INC.
AND ESSEX PORTFOLIO, L.P.

List of Subsidiaries
as of December 31, 2020

1.Essex Portfolio, L.P., a California limited partnership (a subsidiary of Essex Property Trust, Inc.)
2.Essex Management Corporation, a California corporation
3.Essex-Palisades Facilitator, a California limited partnership
4.Essex Mirabella Marina Apartments, L.P., a California limited partnership
5.Essex San Ramon Partners L.P., a California limited partnership
6.Essex Camarillo Corporation, a California corporation
7.Essex Camarillo, L.P., a California limited partnership
8.Essex Meadowood, L.P., a California limited partnership
9.Essex Bunker Hill, L.P., a California limited partnership
10.Essex Treetops, L.P., a California limited partnership
11.Essex Bluffs, L.P., a California limited partnership
12.Essex Huntington Breakers, L.P., a California limited partnership
13.Essex Stonehedge Village, L.P., a California limited partnership
14.Essex Inglenook Court, LLC, a Delaware limited liability company
15.Essex Wandering Creek, LLC, a Delaware limited liability company
16.Essex Columbus, L.P., a California limited partnership
17.Essex Lorraine, L.P., a California limited partnership
18.Essex Glenbrook, L.P., a California limited partnership
19.Essex Euclid, L.P., a California limited partnership
20.Richmond Essex L.P., a California limited partnership
21.Essex Wilshire, L.P., a California limited partnership
22.Essex Wynhaven, L.P., a California limited partnership
23.Jackson School Village Limited Partnership, a California limited partnership
24.Essex Carlyle, L.P., a California limited partnership
25.Essex Dupont Lofts, L.P., a California limited partnership
26.ESG Properties I, LLC, a Delaware limited liability company
27.Essex Cochran, L.P., a California limited partnership
28.Essex Kings Road, L.P., a California limited partnership
29.Essex Le Parc, L.P., a California limited partnership
30.Essex Monterey Villas, L.P., a California limited partnership
31.Essex Monterey Villas, LLC, a Delaware limited liability company
32.Essex Jaysac Tasman, L.P., a California limited partnership
33.Western Blossom Hill Investors, a California limited partnership
34.Western-Los Gatos I Investors, a California limited partnership
35.Western Highridge Investors, a California limited partnership
36.Western-San Jose III Investors, a California limited partnership
37.Western Riviera Investors, a California limited partnership
38.Western-Palo Alto II Investors, a California limited partnership
39.Irvington Square Associates, a California limited partnership
40.Western-Seven Trees Investors, a California limited partnership
41.Western-Las Hadas Investors, a California limited partnership
42.San Pablo Medical Investors, Ltd., a California limited partnership
43.Gilroy Associates, a California limited partnership
44.The Oakbrook Company, an Ohio limited partnership
45.Pine Grove Apartment Fund, Ltd., a California limited partnership
46.Valley Park Apartments, Ltd., a California limited partnership
47.Fairhaven Apartment Fund, Ltd., a California limited partnership
48.K-H Properties, a California limited partnership
49.Villa Angelina Apartment Fund, Ltd., a California limited partnership
50.Essex Camarillo Oaks 789, L.P., a California limited partnership

51.Essex Emerald Ridge, L.P., a California limited partnership
52.Essex CAL-WA, L.P., a California limited partnership
53.Essex Marina City Club, L.P., a California limited partnership
54.Essex Fountain Park Apartments, L.P., a California limited partnership
55.Essex SPE, LLC, a Delaware limited liability company
56.Essex MCC, LLC, a Delaware limited liability company
57.Essex Excess Assets TRS, Inc., a Delaware corporation
58.Essex The Pointe, L.P., a California limited partnership
59.Essex Tierra Vista, L.P., a California limited partnership
60.EMC SPE, LLC, a Delaware limited liability company
61.Essex Vista Belvedere, L.P., a California limited partnership
62.Essex Marbrisa Long Beach, L.P., a California limited partnership
63.Essex Northwest Gateway, LLC, a Delaware limited liability company
64.Essex Fairwood Pond, L.P., a California limited partnership
65.Park Hill LLC, a Washington limited liability company
66.Essex NBN SPE, LLC, a Delaware limited liability company
67.Essex Gateway Management, LLC, a California limited liability company
68.Essex Property Financial Corporation, a California corporation
69.Northwest Gateway Apartments, L.P., a California limited partnership
70.Essex Alamo, L.P., a Delaware limited partnership
71.Essex Broadway, LLC, a Washington limited liability company
72.Essex HGA, LLC, a Delaware limited liability company
73.Essex Hillsdale Garden Apartments, L.P., a California limited partnership
74.Essex Camino Ruiz Apartments, L.P., a California limited partnership
75.Belmont Affordable Partners, L.P., a California limited partnership
76.Essex Chestnut Apartments, L.P., a California limited partnership
77.Essex Canyon Oaks Apartments, L.P., a California limited partnership
78.Essex Esplanade, L.P., a California limited partnership
79.Pacific Western Insurance LLC, a Hawaii limited liability company
80.Western-Mountain View II Investors, a California limited partnership
81.Western-San Jose IV Investors Limited Partnership, a California limited partnership
82.Essex Berkeley 4th Street, L.P., a California limited partnership
83.Newport Beach North LLC, a Delaware limited liability company
84.Essex Summerhill Park, L.P., a California limited partnership
85.Essex Skyline, L.P., a Delaware limited partnership
86.Essex San Fernando, L.P., a California limited partnership
87.Essex Eagle Rim, L.P., a California limited partnership
88.Essex Hillcrest Park, L.P., a California limited partnership
89.Essex The Commons, L.P., a California limited partnership
90.Essex Derian, L.P., a California limited partnership
91.Essex Bella Villagio, L.P., a California limited partnership
92.Essex NoHo Apartments, L.P., a California limited partnership
93.Essex Hillsborough Park, L.P., a California limited partnership
94.Essex Santee Court, L.P., a California limited partnership
95.Essex City View, L.P., a California limited partnership
96.Essex Courtyard, L.P., a California limited partnership
97.Essex Anavia, L.P., a California limited partnership
98.Essex Waterford, L.P., a California limited partnership
99.Essex 416 on Broadway, L.P., a California limited partnership
100.RP/Essex Skyline Holdings, L.L.C., a Delaware limited liability company
101.Essex Valley Village Magnolia, LLC, a Delaware limited liability company
102.Essex Queen Anne, LLC, a Washington limited liability company
103.Essex Wesco, L.P., a California limited partnership
104.Essex Arbors, L.P., a California limited partnership
105.Essex Cadence GP, L.P., a Delaware limited partnership
106.Essex Cadence Owner, L.P., a California limited partnership
107.Cadence San Jose, L.P., a Delaware limited partnership
108.Essex Warner Center, L.P., a California limited partnership
109.Essex Bellerive, L.P., a California limited partnership

110.Essex Bernard, L.P., a California limited partnership
111.Essex Dublin GP, L.P., a Delaware limited partnership
112.Essex Dublin Owner, L.P., a California limited partnership
113.West Dublin Bart, L.P., a Delaware limited partnership
114.Essex Redmond Hill CW, L.P., a California limited partnership
115.Essex Redmond Hill NE, L.P., a California limited partnership
116.Essex Monarch I, L.P., a Delaware limited partnership
117.Essex Monarch La Brea Apartments, L.P., a California limited partnership
118.Essex Monarch II, L.P., a Delaware limited partnership
119.Essex Monarch Santa Monica Apartments, L.P., a California limited partnership
120.Essex Briarwood, L.P., a California limited partnership
121.Essex The Woods, L.P., a California limited partnership
122.Essex JMS Acquisition, L.P., a California limited partnership
123.Wesco I, LLC, a Delaware limited liability company
124.Santa Clara Square, LLC, a California limited liability company
125.Wesco GP, LLC, a Delaware limited liability company
126.Cadence REIT, LLC, a Delaware limited liability company
127.LINC REIT, LLC, a Delaware limited liability company
128.EssexMonarch GP I, LLC, a Delaware limited liability company
129.EssexMonarch GP II, LLC, a Delaware limited liability company
130.Wesco Redmond CW GP, LLC, a Delaware limited liability company
131.Wesco Redmond NE GP, LLC, a Delaware limited liability company
132.Essex CPP GP, L.P., a Delaware limited partnership
133.Essex CPP, L.P., a Delaware limited partnership
134.Essex CPP REIT, LLC, a Delaware limited liability company
135.Essex Huntington on Edinger, L.P., a California limited partnership
136.Essex Montebello, L.P., a California limited partnership
137.Essex Elkhorn Owner, L.P., a California limited partnership
138.Essex PE Lofts, L.P., a California limited partnership
139.Essex Riley Square, L.P., a California limited partnership
140.Essex Moorpark GP, L.P., a California limited partnership
141.Essex Moorpark Owner, L.P., a California limited partnership
142.Essex Moorpark, L.P., a Delaware limited partnership
143.Essex Moorpark REIT, LLC, a Delaware limited liability company
144.Essex Wesco III, L.P. a California limited partnership
145.Wesco III, LLC, a Delaware limited liability company
146.Wesco III GP, LLC, a Delaware limited liability company
147.Essex Haver Hill, L.P., a California limited partnership
148.Essex Walnut REIT, LLC, a Delaware limited liability company
149.Essex OSM REIT, LCC, a Delaware limited liability company
150.Essex Fox Plaza, L.P., a California limited partnership
151.Essex Walnut GP, L.P., a Delaware limited partnership
152.Essex Walnut Owner, L.P., a California limited partnership
153.Essex Walnut, L.P., a Delaware limited partnership
154.Essex OSM GP, L.P., a Delaware limited partnership
155.Essex OSM, L.P., a Delaware limited partnership
156.Essex Regency Escuela, L.P., a California limited partnership
157.La Brea Affordable Partners, L.P., a California limited partnership
158.Santa Monica Affordable Partners, L.P., a California limited partnership
159.Essex Gas Company Lofts, L.P., a California limited partnership
160.BEXAEW Bothell Ridge, LP, a Washington limited partnership
161.BEXAEW Parkside Court, LP, a California limited partnership
162.BEXAEW Esplanade, LP, a California limited partnership
163.BEXAEW The Havens, LP, a California limited partnership
164.Essex Piedmont, L.P., a California limited partnership
165.Essex Bellevue Park, L.P., a California limited partnership
166.Essex Emeryville GP, L.P., a Delaware limited partnership
167.Essex Emeryville, L.P., a Delaware limited partnership
168.Essex Emeryville Owner, L.P., a California limited partnership

169.Essex Pleasanton GP, L.P., a Delaware limited partnership
170.Essex Pleasanton, L.P., a Delaware limited partnership
171.Essex Pleasanton Owner, L.P., a California limited partnership
172.Essex Cadence Phase III Owner, L.P., a California limited partnership
173.Block 9 Transbay, LLC, a Delaware limited liability company
174.BEX Portfolio, LLC, a Delaware limited liability company
175.Wesco III BEX, LLC, a Delaware limited liability company
176.Essex Wesco IV, LLC, a Delaware limited liability company
177.Wesco IV, LLC, a Delaware limited liability company
178.Essex BEXAEW, LLC, a Delaware limited liability company
179.BEXAEW, LLC, a Delaware limited liability company
180.BEXAEW GP, LLC, a Delaware limited liability company
181.BRE-FMCA, LLC, a Delaware limited liability company
182.BEX FMCA, LLC, a Delaware limited liability company
183.Emerald Pointe Apartments, LLC, a Delaware limited liability company
184.Essex Emeryville REIT, LLC, a Delaware limited liability company
185.Essex Pleasanton REIT, LLC, a Delaware limited liability company
186.Cadence Phase III REIT, LLC, a Delaware limited liability company
187.GBR Palm Valley LLC, a Delaware limited liability company
188.Palm Valley Roll-Up LLC, a Delaware limited liability company
189.New Century Towers, LLC, a Delaware limited liability company
190.Block 9 Residential, LLC, a Delaware limited liability company
191.Essex Block 9 Manager, LLC, a Delaware limited liability company
192.Essex Form 15, LP, a California limited partnership
193.Essex Park Catalina, LP, a California limited partnership
194. 500 Folsom, LP, a California limited partnership
195.Essex Bridgeport, LP, a California limited partnership
196.Essex 500 Folsom, LLC, a Delaware limited liability company
197.Block 9 MRU Residential, LLC, a Delaware limited liability company
198.BEX II, LLC, a Delaware limited liability company
199.BEX II GP, LLC, a Delaware limited liability company
200.Essex Kiely, LP, a California limited partnership
201.Block 9 UPPER MRU and Retail, LLC, a Delaware limited liability company
202.Japantown Associates, LLC, a Delaware limited liability company
203.Essex BEX II, LLC, a Delaware limited liability company
204.Essex Portfolio Management, L.P., a California limited partnership
205. 360 Residences, L.P., a California limited partnership
206.Essex Toluca Lake, L.P., a California limited partnership
207.GBR Palma Sorrento LLC, a Delaware limited liability company
208.GBR Villa Veneto LLC, a Delaware limited liability company
209.GBR Santa Palmia LLC, a Delaware limited liability company
210.GBR Palm Valley Podium LLC, a Delaware limited liability company
211.PPC Sage LLC, a Delaware limited liability company
212.PPC Sage Apartments Manager II LLC, a Delaware limited liability company
213.GR Block B LLC, a Delaware limited liability company
214.EPT SPE LLC, a Delaware limited liability company
215.Essex Wesco V, LLC, a California limited liability company
216.Wesco V, LLC, a Delaware limited liability company
217.Wesco V GP, LLC, a Delaware limited liability company
218.Wesco V Sub, LLC, a Delaware limited liability company
219.Wesco V Sub GP, LLC, a Delaware limited liability company
220. 8th and Republican, LLC, a Washington limited liability company
221. 8th & Republican REIT LP, a Delaware limited partnership
222. 8th & Republican REIT GP LLC, a Delaware limited liability company
223. 8th & Republican TRS, LLC, a Delaware limited liability company
224. 8th & Republican SPE, LLC, a Delaware limited liability company
225.Essex BEX III, LLC, a Delaware limited liability company
226.BEX III, LLC, a Delaware limited liability company
227.BEX III GP, LLC, a Delaware limited liability company

228.Essex Meridian, LLC, a Delaware limited liability company
229.PacWest Insurance Services, LLC, a California limited liability company
230.Essex Scripps, LLC, a Delaware limited liability company
231.Zarsion Essex, LLC, a Delaware limited liability company
232.Courtyards at 65th, L.P., a California limited partnership
233.Essex Township, L.P., a California limited partnership
234.Essex Hamilton, L.P., a California limited partnership
235.Scripps MRU Owner, L.P., a California limited partnership
236.Scripps AU Owner, L.P., a California limited partnership
237.Monarch Essex Scripps GP, LLC, a Delaware limited liability company
238.Monarch Essex Scripps, LLC, a Delaware limited liability company
239.Essex Velo Ray, L.P., a California limited partnership
240.WC Brio Apartments LLC, a Delaware limited liability company
241.SAC Redwood City Apartments LLC, a Delaware limited liability company
242.Essex BEX IV, LLC, a Delaware limited liability company
243.BEX IV, LLC, a Delaware limited liability company
244.BEX IV GP, LLC, a Delaware limited liability company
245.EPLP CA, LLC, a Delaware limited liability company
246.Essex 19 BWay, LLC, a Delaware limited liability company